UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

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Proxy Voting Information

Special Meeting of Shareholders of Invesco Gold & Precious Metals Fund and Invesco V.I. Mid Cap Growth Fund

April 24, 2020 at 1:00 p.m. Central Time

Proxy statements/prospectuses were mailed on or about March 13, 2020 to shareholders of record as of the close of business on January 27, 2020 for the funds listed below. The purpose of each proxy statements/prospectus is to vote on a proposal to approve an agreement and plan of reorganization for each fund. Each proxy statement/prospectus contains detailed information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement/prospectus, common questions regarding your fund’s proposal, and your fund’s annual and semi-annual reports by clicking on the fund name listed below.

Invesco Gold & Precious Metals Fund

Invesco V.I. Mid Cap Growth Fund

The Joint Information Statement/Prospectus were mailed on or about March 13 to shareholders of record as of the close of business on January 27, 2020 for the funds listed below.

The Information Statement/Prospectus contains information that shareholders of each Target Fund listed below, should know about the reorganization of their Fund into its Acquiring Fund counterparty. Shareholders are not being asked to vote on a reorganization because the reorganization can proceed without a shareholder vote under applicable law.

Invesco California Tax-Free Income Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Growth Fund

Invesco Moderate Allocation Fund

Invesco New York Tax Free Income Fund

Invesco Oppenheimer Capital Income Fund

Invesco Oppenheimer Dividend Opportunity Fund

Invesco Oppenheimer Equity Income Fund

Invesco Oppenheimer Global Infrastructure Fund

Invesco Oppenheimer Global Multi-Asset Income Fund

Invesco Oppenheimer Government Cash Reserves Fund

Invesco Oppenheimer Intermediate Term Municipal Fund

Invesco Oppenheimer Limited-Term Bond Fund

Invesco Oppenheimer Limited-Term Government Fund

Invesco Oppenheimer Mid Cap Value Fund

Invesco Oppenheimer Real Estate Fund

Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund

Invesco Oppenheimer Small Cap Value Fund

Invesco Oppenheimer Ultra-Short Duration Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Small Cap Discovery Fund

Invesco Technology Sector Fund

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card/voting instruction card.

Enter the control number listed on the proxy card/voting instruction card you received in the mail and follow the instructions on the website.

		By Telephone	Call the toll-free number listed on your proxy card/voting instruction card. Enter the control number listed on the proxy card/voting instruction card and follow the recorded instructions.
By Mail	Complete and sign the proxy card/voting instruction card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement/prospectus, informational statement/prospectus or the voting process regarding the April 24, 2020 Shareholder Meeting, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 8:00 a.m. and 4:30 p.m. CT.

If we have not received your proxy card/voting instruction card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare, Inc., may contact you to remind you to exercise your right to vote.

Proxy Information by Fund

A Special Meeting of Shareholders which will be held on April 24, 2020 at 1:00 p.m. Central Time

Invesco Gold & Precious Metals Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement/prospectus. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco V.I. Mid Cap Growth Fund

1.	Please read the proxy statement/prospectus in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement/prospectus. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card/voting instruction card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

Target Funds

Invesco California Tax-Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Global Small & Mid Cap Growth Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco International Allocation Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Mid Cap Core Equity Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Mid Cap Growth Fund

1.	Please read the joint information/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Moderate Allocation Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco New York Tax Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Capital Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Dividend Opportunity Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Equity Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Global Infrastructure Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Global Multi-Asset Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Government Cash Reserves Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Intermediate Term Municipal Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Limited-Term Bond Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Limited-Term Government Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Mid Cap Value Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Real Estate Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Oppenheimer Small Cap Value Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Oppenheimer Ultra-Short Duration Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Tax Free Income Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Small Cap Discovery Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

Invesco Technology Sector Fund

1.	Please read the joint information statement/prospectus in full. (PDF)

Additional fund materials:

•	Annual Report

•	Semi-annual Report